AAM/Bahl & Gaynor Income Growth Fund
A series of the Investment Managers Series Trust

Supplement dated October 1, 2013
to the Summary Prospectus dated May 17, 2013 and to the Prospectus dated July 5,
2012, as amended on August 10, 2012 and May 17, 2013

Effective immediately, the following replaces any inconsistent information under “Purchase and Sale of Fund Shares” in the Fund’s Summary Prospectus and Prospectus and under “YOUR ACCOUNT WITH THE FUND - Buying Fund Shares” in the Fund’s Prospectus:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$25,000	$5,000

Effective immediately, all references in the Fund’s Summary Prospectus and Prospectus to the $1,000,000 minimum initial investment requirement with respect to the Class I Shares are replaced with references to a $25,000 minimum initial investment requirement.

The table entitled “Class A Shares—Sales Charge Schedule” under the section titled “PURCHASE OF SHARES - Class A Shares” in the Fund’s Prospectus is deleted and replaced with the following table.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $49,999	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.50%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 14.

Please file this Supplement with your records.